UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 20, 2017

Vanguard Natural Resources, LLC
(Exact name of registrant as specified in its charter)

Delaware	001-33756	61-1521161
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5847 San Felipe, Suite 3000
Houston, Texas 77057
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (832) 327-2255

 (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

o Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

o Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

o Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

o Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement
As previously disclosed, Vanguard Natural Resources, LLC (the “Company”) and certain subsidiaries (such subsidiaries, together with the Company, the “Debtors”) filed voluntary petitions for relief (the cases commenced thereby, the “Chapter 11 Cases”) under chapter 11 of the United States Bankruptcy Code (the “Bankruptcy Code”) in the United States Bankruptcy Court for the Southern District of Texas (the “Bankruptcy Court”). The Chapter 11 Cases are being administered under the caption In re Vanguard Natural Resources, et al.
On March 20, 2017, Vanguard Operating, LLC, the Company’s wholly owned subsidiary and a Debtor (the “Seller”) entered into a purchase and sale agreement (the “PSA”) with OXY USA, Inc. (the “Buyer”). Pursuant to the terms of the PSA, Seller agreed to sell a substantial portion of its oil and gas properties located in Glasscock County, Texas (the “Assets,” and such sale, the “Asset Sale”) for approximately $78.3 million in cash, subject to certain customary purchase price adjustments (the “Purchase Price”).

The Company has filed the PSA with the Bankruptcy Court along with a motion seeking, among other relief, the establishment of bidding procedures (the “Bidding Procedures Order”) for an auction that allows other qualified bidders to submit higher or otherwise better offers to purchase all or substantially all of the Assets (any such offer, a “Competing Transaction”). Subject to the receipt of qualified offers from other bidders proposing a Competing Transaction, the Debtors propose to hold an auction with respect to the Assets on or about May 2, 2017. Additional information regarding the proposed auction and the requirements for qualified bids with respect to a Competing Transaction can be found in the proposed Bidding Procedures Order.

Under the PSA, the Seller is responsible for payments to cure defaults, if any, under executory contracts that the Buyer elects to have assumed and assigned to it by the Seller. Following the entry of the Bidding Procedures Order (as defined below) by the Bankruptcy Court, the Buyer is obligated to make a deposit to an escrow account and upon the closing of the transactions contemplated by the PSA, the deposit will be released to the Seller and credited against the Purchase Price. The PSA contains customary representations, warranties and covenants. The parties expect to close the Asset Sale on May 5, 2017, subject to customary closing conditions, to the outcome of the proposed auction (provided that any qualified bids proposing a Competing Transaction are timely received) and to receipt of Bankruptcy Court approval. The PSA imposes post-closing indemnification obligations on the Seller for (i) claims and costs relating to the ownership of operation of the Assets prior to the closing of the Asset Sale, and (ii) assets excluded from the transactions contemplated by the PSA.

The PSA may be terminated, subject to certain exceptions: (i) upon mutual written consent; (ii) if the closing has not occurred by June 18, 2017; (iii) for material breaches by a party of representations and warranties or covenants that remain uncured; (iv) if the Bankruptcy Court does not enter the Bidding Procedures Order by April 19, 2017 or if the Bidding Procedures Order is amended, modified, or vacated in any manner without the Buyer’s consent; (v) if any governmental authority issues a non-appealable order restraining, enjoining or otherwise prohibiting the Asset Sale; (vi) if Seller selects or accepts a Competing Transaction as the highest or otherwise best bid made in accordance with the Bidding Procedures Order; (vii) if the Chapter 11 Cases are converted to Chapter 7, dismissed, or a trustee, receiver or examiner with expanded powers is appointed ; (viii) if the Bankruptcy Court does not enter an order authorizing the rejection of the Midland Basin Prospect Drilling and Development Agreement, dated May 9, 2014, by and among Vanguard Permian, LLC, Encore Energy Partners Operators, LLC and Athlon Holdings LP by May 19, 2017; and (ix) if the Bankruptcy Court does not authorize the sale of the Assets to the Buyer free and clear of certain claims and causes of action asserted in a complaint filed with the Bankruptcy Court by Encana Oil & Gas (USA) Inc. (“Encana”), or any amended complaint filed by May 19, 2017 with the Bankruptcy Court by Encana.

The summary of the PSA set forth above does not purport to be complete and is qualified in its entirety by reference to the PSA, which has been filed with the Bankruptcy Court and will be filed as an exhibit in our Quarterly Report on Form 10-Q for the period ended March 31, 2017.

Forward-Looking Statements
Statements in this Current Report on Form 8-K that relate to future results and events are not facts and constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements are based on the Company’s current expectations, estimates and assumptions and, as such, involve certain risks and uncertainties. The ability of the Company to predict results or the actual effects of its plans and strategies is subject to inherent uncertainty. Actual results and events in future periods may differ materially from those expressed or implied by these forward-looking statements because of a number of risks, uncertainties and other factors. All statements other than statements of historical fact, including statements containing the words “intends,” “believes,” “expects,” “will,” and similar expressions, are statements that could be deemed to be forward-looking statements. In addition, the forward-looking statements represent the Company’s views as of the date as of which they were made. The Company anticipates that subsequent events and developments may cause its views to change. However, although the Company may elect to update these forward-looking statements at some point in the future, it specifically disclaims any obligation to do so. These forward-looking statements should not be relied upon as representing the Company’s views as of any date subsequent to the date hereof. Additional factors that may cause results to differ materially from those described in the forward-looking statements are set forth in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2016, which was filed with the Securities and Exchange Commission on March 15, 2017, under the headings “Risk Factors” and “Forward-Looking Statements.” Additional risks include, but are not limited to, those associated with the Company’s filing for relief under Chapter 11 of the Bankruptcy Code.
Item 8.01

The Company cautions that trading in the Company’s securities during the pendency of the anticipated Chapter 11 Cases is highly speculative and poses substantial risks. Trading prices for the Company’s securities may bear little or no relationship to the actual recovery, if any, by holders of the Company’s securities in the Chapter 11 Cases.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VANGUARD NATURAL RESOURCES, LLC

	By:	/s/ Richard A. Robert
	Name:	Richard A. Robert
	Title:	Executive Vice President and Chief Financial Officer
Dated: March 24, 2017		(Principal Financial Officer and Principal Accounting Officer)